UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2023

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40625	85-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2520

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 577-0031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC
Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On July 20, 2023, Clover Leaf Capital Corp. (the “Company”) issued an aggregate of 3,457,806 shares of its Class A common stock to the Sponsor upon the conversion (“Conversion”) of an equal number of shares of Class B common stock of the Company held by the Sponsor. The 3,457,806 shares of Class A common stock issued in connection with the Conversion are subject to the same restrictions as applied to the Class B common stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination (the “Initial Business Combination”) as described in the prospectus for the Company’s initial public offering. Following the Conversion, there were 5,898,869 shares of Class A common stock issued and outstanding and 1 share of Class B common stock issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 68.3% of the Company’s issued and outstanding Class A common stock.

The shares of Class A common stock issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2023, the Company held a special meeting of stockholders in lieu of an annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from July 22, 2023 to January 22, 2024, or such earlier date as determined by the Company’s board of directors (the “Extension”).

On July 20, 2023 the Company filed the Extension Amendment with the Secretary of State of the State of Delaware. The Extension Amendment extends the date by which the Company must consummate its initial business combination from July 22, 2023 to January 22, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”).

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The number of shares of common stock entitled to vote at the Meeting was 5,898,870 shares outstanding as of the record date (the “Voting Stock”).

The number of shares of Voting Stock present or represented by valid proxy at the Meeting was 5,759,734 shares. At the Meeting, the Company’s stockholders (i) approved the Extension Amendment (the “Extension Amendment Proposal”), (ii) approved an amendment to the Company’s amended and restated certificate of incorporation to provide for the elective right of holders of shares of Class B common stock to convert such shares into shares of Class A common stock on a one-for-one basis at any time prior to the closing of a business combination (the “Conversion Amendment Proposal”), and (iii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”). The following is a tabulation of the voting on the proposals presented at the Meeting:

Proposal No. 1 – Extension Amendment

For	Against	Abstain	Broker Non-Votes
5,759,461	273	-	-

Proposal No. 2 – Conversion Amendment

For	Against	Abstain	Broker Non-Votes
3,457,807	-	-	-

Proposal No. 3 – Auditor Ratification

For	Against	Abstain	Broker Non-Votes
5,759,461	273	-	-

A proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve the Extension Amendment Proposal, Conversion Amendment Proposal, and the Auditor Ratification Proposal.

In connection with the Meeting, stockholders holding 376,002 shares of the Company’s Class A common stock issued in the Company’s initial public offering exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $4,209,931.03 (approximately $11.20 per share after removal of interest to pay taxes) will be removed from the Company’s trust account to pay such holders, resulting in approximately $14,008,650.13 remaining in the trust account.

In connection with the Extension, the Company will cause up to $360,000 to be deposited into the trust account in installments of $60,000 per month, which equates to approximately $0.048 per remaining Public Share, for each calendar month or portion thereof (commencing on July 22, 2023 and on the 22nd of each subsequent month) until January 22, 2024, that the Company needs to complete an Initial Business Combination, and such amount will be distributed either to: (i) all of the holders of Public Shares upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of the Initial Business Combination. As of July 21, 2023, an aggregate of $60,000 had been deposited into trust to support the Extension.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Second Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Leaf Capital Corp.

Dated: July 21, 2023	By:	/s/ Felipe MacLean
	Name:	Felipe MacLean
	Title:	Chief Executive Officer

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